Summary of Significant Accounting Policies - Shenzhen Panying Asset Management Co., Ltd (Details) - Sep. 29, 2019 - Shenzhen Panying Asset Management Co., Ltd ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)	USD ($)
Business Acquisition [Line Items]
Cash consideration	¥ 1,900	$ 268
Acquired intangible assets:
--PRC private investment fund manager certificate	2,533		$ 357
--Related deferred tax liability	(633)		(89)
Total cash consideration paid	¥ 1,900		$ 268